UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Under Rule 14a-12
Equus Total Return, Inc.

(Name of Registrant as Specified in its Charter)
Sam P. Douglass
Douglass Trust IV - FBO S. Preston Douglass, Jr.
Douglass Trust IV - FBO Brooke Douglass
Tiel Trust FBO Sam P. Douglass
Paula T. Douglass
Tiel Trust FBO Paula T. Douglass

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note
     On November 27, 2009, Sam P. Douglass, Douglass Trust IV — FBO S. Preston Douglass, Jr., Douglass Trust IV — FBO Brooke Douglass, Tiel Trust FBO Sam P. Douglass, Paula T. Douglass and Tiel Trust FBO Paula T. Douglass filed with the Securities and Exchange Commission the following second amendment (“Amendment No. 2”) to their Schedule 13D with respect to Equus Total Return, Inc.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 13D
Under the Securities Exchange Act of 1934
(Amendment No. 2)*
Equus Total Return, Inc.

(Name of Issuer)
Common Stock, par value $0.001

(Title of Class of Securities)
294766100

(CUSIP Number)
Sam P. Douglass
13 Tiel Way
Houston, Texas 77019
and
Paula T. Douglass
13 Tiel Way
Houston, Texas 77019
(713) 526-9000

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)
November 27 , 2009

(Date of Event which Requires Filing of this Statement)
If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box. ☐
Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.
*   The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.
The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	294766100

1	NAME OF REPORTING PERSON Sam P. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO, PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		671,191

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		671,191

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	671,191 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	7.6%

14	TYPE OF REPORTING PERSON*

	IN
*SEE INSTRUCTIONS

CUSIP No.	294766100

1	NAME OF REPORTING PERSON Douglass Trust IV - FBO S. Preston Douglass, Jr.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	Texas

	7	SOLE VOTING POWER

NUMBER OF		282,791

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		282,791

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	282,791 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	3.2%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

CUSIP No.	294766100

1	NAME OF REPORTING PERSON Douglass Trust IV - FBO Brooke Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	Texas

	7	SOLE VOTING POWER

NUMBER OF		282,792

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		282,792

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	282,792 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	3.2%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

CUSIP No.	294766100

1	NAME OF REPORTING PERSON Tiel Trust FBO Sam P. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	Texas

	7	SOLE VOTING POWER

NUMBER OF		52,257

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		52,257

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	52,257 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	0.6%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

CUSIP No.	294766100

1	NAME OF REPORTING PERSON Paula T. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO, PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		115,751

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		115,751

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	115,751 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	1.3%

14	TYPE OF REPORTING PERSON*

	IN
*SEE INSTRUCTIONS

CUSIP No.	294766100

1	NAME OF REPORTING PERSON Tiel Trust FBO Paula T. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		53,986

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		53,986

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	53,986 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	0.6%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

EXPLANATORY NOTE
     This Amendment No. 2 to Schedule 13D (this “Amendment”), among other things, amends and supplements the Schedule 13D originally filed by Sam P. Douglass and Equus Corporation International on May 27, 1997, as amended by Amendment No. 1 thereto filed on June 4, 2009 (the “Schedule 13D”).
     Unless set forth below, all previous Items of the Schedule 13D, are unchanged. Capitalized terms used herein which are not defined herein have the meanings set forth in the Schedule 13D.
Item 1. Security and Issuer.
Item 1 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
     This Schedule 13D relates to the common stock, par value $0.001 (the “Common Stock”), of Equus Total Return, Inc., a Delaware corporation (the “Issuer”). The address of the principal executive offices of the Issuer is 8 Greenway Plaza Suite 930, Houston Texas 77046.
Item 2. Identity and Background.
Item 2 of the Schedule 13D is hereby amended and supplemented by adding the following thereto:
     On or about June 30, 2009, the Issuer, and three other persons, including Mr. Douglass, received “Wells” notices from the staff of the Securities and Exchange Commission (“SEC”) regarding the staff’s intention to recommend to the SEC that the SEC bring civil actions against the recipients of such notices alleging possible violations of the securities laws. Based on discussions with the SEC staff, Mr. Douglass believes that the issues the staff intends to pursue relate to disclosure regarding (i) a one-time administrative fee that was recommended by a special committee of the Issuer’s board of directors, approved by the board of directors of the Issuer, and paid by the Issuer in 2005; and (ii) the compensation of a certain officer of the Issuer during approximately the same time period. Although Mr. Douglass has been cooperating with the SEC in its inquiry, in the event an action or proceeding is brought, Mr. Douglass intends to defend himself vigorously. In a Current Report on Form 8-K, filed July 7, 2009, and in its Quarterly Report on Form 10Q filed on November 16, 2009, the Issuer reported receipt by it and three other persons of “Wells” notices relating to the 2005 activity.
Item 4. Purpose of Transaction.
Item 4 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
     The Reporting Persons have become dissatisfied with the Issuer’s performance and believe that the Issuer’s Board of Directors has failed to pursue a cohesive strategy to address valuation and other strategic issues facing the Issuer and has failed to seek and put into place a chief executive officer with fund management experience. Accordingly, they intend to seek to elect at the Issuer’s 2010 annual meeting of stockholders new directors to replace at least a majority of the Issuer’s current directors. The Reporting Persons intend to solicit proxies from the Issuer’s stockholders for use at the annual meeting in order to seek election of their nominees to the Board. In pursuing the plan to replace directors, the Reporting Persons may hold discussions with third parties that relate to or result in the acquisition of additional securities of the Issuer or other transactions specified in clauses (a) through (j) of Item 4 of Schedule 13D of the Securities Exchange Act of 1934. The Reporting Persons intend to review their investments in the Issuer on a continuing basis and, depending upon the price and availability of the Issuer’s securities, subsequent developments concerning the Issuer, the Issuer’s business and prospects, general market and economic conditions and other factors deemed relevant, may decide at any time to reconsider or reformulate their position, plans or proposals with respect to the Issuer, to acquire additional securities of the Issuer or to sell any or all of the securities of the Issuer that they hold.

1

* * *
     In connection with their intended proxy solicitation, the Reporting Persons intend to file a proxy statement with the SEC to solicit stockholders of the Issuer. The Reporting Persons advise all stockholders of the Issuer to read the proxy statement when it becomes available, because it will contain important information. The proxy statement, when filed, and any other relevant documents will be available without charge on the SEC’s website at www.sec.gov. Each Reporting Person may be deemed to be a “participant” in the solicitation of proxies, and their security holdings of the Issuer are set forth in Item 5 of this Amendment.
Item 5. Interest in Securities of the Issuer.
     Item 5. Interest in Securities of the Issuer.
Item 5 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
     (a) and (b) As reflected in the following table:

	Shares Beneficially Owned		Power to Vote		Dispositive Power
Name	Aggregate No.	% of Class	Sole	Shared	Sole	Shared
Sam P. Douglass*	671,191	7.6%	671,191	0	671,191	0
Douglass Trust IV-FBO Preston**	282,791	3.2%	282,791	0	282,791	0
Douglass Trust IV-FBO Brooke**	282,792	3.2%	282,792	0	282,792	0
Tiel Trust FBO SPD**	52,257	0.6%	52,257	0	52,257	0
Paula T. Douglass*	115,751	1.3%	115,751	0	115,751	0
Tiel Trust FBO PTD***	53,986	0.6%	53,986	0	53,986	0

*	As of the date of this Amendment, Sam P. Douglass and Paula T. Douglass, in their individual capacities, and as trustees of the respective trusts listed herein, have beneficial ownership of 786,942 shares of Common Stock, representing 8.9% of the shares of Common Stock outstanding.

**	Sam P. Douglass, as trustee of the Douglass Trust IV- FBO S. Preston Douglass, Douglass Trust IV- FBO Brooke Douglass, and Tiel Trust FBO Sam P. Douglass, has sole voting and dispositive power over the Common Stock held by such trusts.

***	Paula T. Douglass, as trustee of Tiel Trust FBO Paula T. Douglass, has sole voting and dispositive power over the Common Stock held by such trust.

(c)	None of the persons described in Item 2 have effected any transaction involving the Common Stock for the past 60 days.

(d)	With respect to each person listed in Item 2, no person other than the Reporting Persons is known to have the right to receive or the power to direct receipt of dividends from, or the proceeds from the sale of, the securities owned by such person (except to the extent of the marital property interest therein of the spouse of any such person).

(e)	Not applicable.

2

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.
     Item 6 of the Schedule 13D is hereby amended and supplemented by adding the following thereto:
     See the discussion of the Reporting Persons’ intention to seek to elect new directors to replace at least a majority of the Issuer’s current directors and to solicit proxies from the Issuer’s stockholders in order to seek election of their nominees to the Board, all as referenced in Item 4 above.
     The second paragraph of Item 6 of Schedule 13D is also amended and restated in its entirety to read as follows:
     Except for the relationship of Sam P. Douglass as a director of the Issuer, the relationship of Paula T. Douglass, the wife of Sam P. Douglass, as an officer of the Issuer, and as otherwise described in Amendment No. 1 or this Amendment, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and any other person with respect to any securities of the Issuer, including, but not limited to, transfer or voting of any of the Common Stock, finder’s fees, joint ventures, loan or option arrangements, put or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.
[SIGNATURE PAGE TO FOLLOW]

3

SIGNATURE
     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: November 27, 2009

/s/ Sam P. Douglass

Sam P. Douglass, Individually

/s/ Paula T. Douglass

Paula T. Douglass, Individually

/s/ Sam P. Douglass

Sam P. Douglass, as Trustee of Douglass Trust IV for the Benefit of S. Preston Douglass, Jr.

/s/ Sam P. Douglass

Sam P. Douglass, as Trustee of Douglass Trust IV for the Benefit of Brooke Douglass

/s/ Sam P. Douglass

Sam P. Douglass, as Trustee of Tiel Trust for the Benefit of Sam P. Douglass

/s/ Paula T. Douglass

Paula T. Douglass, as Trustee of Tiel Trust for the Benefit of Paula T. Douglass

4